UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	TTS	The Nasdaq Stock Market LLC

☐ ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2019, Tile Shop Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended June 30,  2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and in this Item 2.02 have been furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing regardless of any general incorporation language.

Item 7.01	Regulation FD Disclosure

Dividend

On July 23, 2019, the Company announced its declaration of a cash dividend of $0.05 per share to stockholders of record as of July 29, 2019 in its earnings press release. The dividend will be paid on August 9, 2019. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibit 99.1 hereto and the information set forth therein and in this Item 7.01 have been furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing regardless of any general incorporation language.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Tile Shop Holdings, Inc., dated July 23, 2019.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.
By /s/ Kirk L. Geadelmann
Date: July 23, 2019	Name: Kirk L. Geadelmann
Title: Chief Financial Officer